UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2008

B&D Food, Corp.
(Exact name of Registrant as specified in its Charter)

Delaware	000-21247	51-0373976
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

575 Madison Avenue, Suite 1006, New York, New York 10022-2511
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 937-8456

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2008, B&D Food Corporation (“BDFC”) entered into a subscription agreement (the “Agreement”) with Daniel Ollech, Jacques Ollech and Mark Radom, shareholders of BDFC (the “Purchasers”) pursuant to which the Purchasers converted all of their outstanding principal and interest owed to each of them under the U.S. $10,000,000 promissory note dated July 8, 2005, as amended by the amendment to the promissory note dated May 7, 2007 and the second amendment to the promissory note dated September 28, 2008 into Series A Preferred Shares. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 9.01 Exhibits

Exhibit 10.1 - Series A Preferred Shares Subscription Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

B&D Food Corporation
Dated: September 28, 2008

By:  /s/ Daniel Ollech

Name: Daniel Ollech
Title: Chief Executive Officer